                                                                    Exhibit 99.6

                            ASSET PURCHASE AGREEMENT

                                      AMONG

                           IBF FUND LIQUIDATING, LLC,
                                  as the Buyer,

                                       AND

                  IBF V- ALTERNATIVE INVESTMENT HOLDINGS, LLC,
                                 as the Seller,

                                FEBRUARY 22, 2005

                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement (this "Agreement") is made as of February 22, 2005, by and among IBF Fund Liquidating, LLC, a Delaware limited liability company (the "Buyer") and IBF V- Alternative Investment Holdings, LLC, a Delaware limited liability company (the "Seller").

                                    RECITALS:

      WHEREAS, as of the date of this Agreement, the Seller owns 130 shares of common stock (the "ABR Shares") in American Benefit Resources, Inc., a Connecticut corporation (formerly known as Investment & Benefit Services, Inc.) ("ABR"), 271,085 shares of Common Stock (the "USM Common Stock") in U.S. Mills, Inc., a Delaware corporation ("Mills") and 207,792 shares of Series B Preferred Stock in Mills (the "USM Preferred Stock", and together with the USM Common Stock and the ABS Shares, the "Shares"); and

      WHEREAS, the Seller desires to sell, and the Buyer desires to purchase, all of the Shares, plus any and all other equity interests of the Seller in ABR and Mills and all other assets of Seller (collectively, the "Assets"), for the consideration and upon the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth and for other good and valuable consideration, the Buyer and the Seller hereby agree as follows:

1.    THE ACQUISITION.

      1.1 PURCHASE OF SHARES. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing (as defined below), the Seller will sell and transfer to the Buyer, and the Buyer will purchase from the Seller, the Assets for the Purchase Price (as defined below). The Seller will sell, transfer, convey, assign, and deliver to the Buyer the Assets free and clear of any liens, security interests, mortgages, escrows, rights of first refusal, charges, adverse claims or restriction of any kind ("Encumbrances"), including, but not limited to, any restriction on the use, voting, transfer, receipt or income, or other exercise of any attributes of ownership or other encumbrances or restrictions of any kind.

      1.2 PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares will be $280,502.32 of cash plus the issuance to the Seller of uncertificated, non-transferrable membership interests of the Buyer (the "New Shares") described on Schedule 1 plus the contribution to Seller of the interests owned by Buyer in Seller (the "AIH Interests").

      1.3 PURCHASE PRICE ALLOCATION. The Buyer shall provide the Seller with its proposed allocation of the Purchase Price within 120 days following the Closing Date and the Seller shall respond within 45 days (the "Response Period") of receipt, providing either (a) its acceptance of such allocation or (b) any objections, in which case the Seller shall also provide its determination of the allocation of the Purchase Price. If the Seller does not respond within the Response Period, Seller shall be deemed to have accepted the allocations proposed by Buyer. The Buyer and the Seller agree to act in good faith to resolve any differences between them. In the event that agreement cannot be reached, the parties will jointly choose an independent certified public accounting firm, whose decision shall be final. The costs of such firm shall be shared equally between the Seller and the Buyer. The allocation of the Purchase Price shall be binding on all parties for all tax purposes and the parties hereto agree to prepare and file all Tax Returns in a manner consistent therewith.

2.    THE CLOSING.

      2.1 PLACE AND TIME. The closing of the sale of Assets pursuant to Section
1.1 ("Closing") shall take place at the offices of Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022 as soon as reasonably practicable after the conditions set forth in Section 3 hereof have been satisfied or waived.

      2.2 DELIVERIES BY THE PARTIES.

            (a)   At the Closing the Seller shall deliver to the Buyer:

                  (i) stock certificates representing the Shares duly endorsed for transfer to the Buyer, or accompanied by stock powers duly endorsed in blank, with all requisite documentary stamps affixed thereto and evidence of payment of any applicable stock transfer taxes;

                  (ii) a copy of the validly executed and delivered and enforceable release of the Seller, in the form annexed hereto as Exhibit A , duly executed by Simon A. Hershon ("Mr. Hershon"), solely in his capacity as an individual;

                  (iii) a release of the Buyer, in the form annexed hereto as
                        Exhibit B, duly executed by the Seller;

                  (iv) the documents contemplated by Section 3 of this Agreement;

                  (v)   a Bill of Sale, in the form annexed hereto as Exhibit C;
                        and

                  (vi) A certificate in a form satisfactory to the Buyer from the Seller in accordance with Treasury Regulation 1.1445-2(b)(2) that it is not a foreign person.

            (b) At the Closing, the Buyer shall deliver to the Seller, or cause to be delivered to the Seller:

                  (i)   $280,502.32;

                  (ii) evidence of issuance of the New Shares and the contribution of the AIH Interests, in the form of a written confirmation that the interests have been issued and Interests contributed; and

                  (iii) the documents contemplated by Section 3 of this
                        Agreement.

            (c) At any time and from time to time after the date hereof, each party hereto, upon the request and with the assistance of the other, and without further consideration, will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the requesting party reasonably deems necessary or desirable in order to carry out the intent of this Agreement and the transactions contemplated hereby (the "Contemplated Transactions").

3.    CONDITIONS TO CLOSING.

      3.1 CONDITIONS TO OBLIGATIONS OF THE BUYER AND THE SELLER. The respective obligations of the Buyer and the Seller to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the day of Closing of each of the following conditions, any of which, with the exception of (a), below, may be waived, in writing by agreement of all the parties hereto:

            (a) MEMBER APPROVAL. This Agreement and the sale of Assets shall have been approved by the requisite vote of the Seller's members (the "Members");

            (b) NO INJUNCTION. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays the Contemplated Transactions, or that will require any material divestiture by the Buyer as a result of Buyer's acquisition of the Shares;

            (c) LITIGATION. No action or proceeding shall have been instituted by any governmental body and, at what would otherwise have been the day of Closing, remain pending to delay, restrain or prohibit any material part of the Contemplated Transactions; nor shall any governmental body have notified any party to this Agreement or any of their respective affiliates that consummation of the Contemplated Transactions would constitute a violation of the laws of any jurisdiction or that it intends to commence an action or proceeding to restrain or prohibit any material part of the Contemplated Transactions; unless, in either such case, such governmental body shall have withdrawn such notice and abandoned such action or proceeding; and

            (d) APPROVALS. All consents necessary for the consummation of the Contemplated Transactions shall have been obtained or made and shall be in full force and effect.

      3.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE BUYER. The obligations of the Buyer to consummate and effect this Agreement and the Contemplated Transactions shall be subject to the satisfaction at or prior to the day of Closing of each of the following conditions, any of which may be waived, in writing, by the Buyer:

            (a) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and as of the day of Closing with the same effect as though made on the day of Closing, (ii) the Seller shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by them prior to or at the Closing and (iii) the Buyer shall have received a certificate to the foregoing effect signed by the Seller;

            (b) PROCEEDINGS SATISFACTORY. All certificates and other documents to be delivered by the Seller and all other matters to be accomplished by the Seller and Mr. Hershon prior to or at the Closing pursuant to this Agreement shall be satisfactory in the reasonable judgment of the Buyer and its counsel;

            (c) RELEASE. The Seller shall have executed and delivered a release of the Buyer, substantially in the form of Exhibit B attached hereto;

            (d) RELEASE. Mr. Hershon, solely in his capacity as an individual, shall have executed and delivered a release of the Seller, substantially in the form of Exhibit A attached hereto.

      3.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligations of the Seller to consummate and effect this Agreement and the Contemplated Transactions shall be subject to the satisfaction at or prior to the day of Closing of the following condition, which may be waived, in writing, by the
Seller:

            (a) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the day of Closing with the same effect as though made as of the day of Closing, (ii) the Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing and (iii) the Seller shall have received a certificate to the foregoing effect signed by an authorized officer of the Buyer; and

4.    REPRESENTATIONS AND WARRANTIES OF SELLER.

      The Seller hereby represents, warrants and acknowledges that:

      4.1 AUTHORIZATION OF THE SELLER. The Seller has all necessary rights, powers, authority and capacity to execute and deliver this Agreement and, subject to the approval of this Agreement by the requisite vote of the Members, to sell and transfer the Shares and otherwise perform Seller's obligations hereunder. All action necessary to execute and deliver this Agreement and all documents related thereto or under the Contemplated Transactions necessary to consummate the Contemplated Transactions by the Seller has been taken by the Manager (as defined in Section 4.7 below) and subject to the approval of this Agreement by the requisite vote of the Members, the Members. The Seller has complied with all provisions of its operating agreement applicable to the Contemplated Transactions or necessary for the consummation thereof, other than the approval of the requisite vote of its members. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

      4.2 NON-CONTRAVENTION. The execution and delivery of this Agreement and the Contemplated Transactions by the Seller do not require the Seller to file any notice, report or other filing with, or to obtain any consent, registration, approval, permit or authorization of or from, any governmental or regulatory authority of the United States, any State thereof or any foreign jurisdiction, and do not constitute a material breach or violation of, or a material default under, any provision of any mortgage, lien, lease, agreement, license, instrument, law, regulation, order, arbitration, award, judgment or decree to which the Seller is a party or by which its property is bound, in any such case which could prevent, materially delay or materially burden the transactions contemplated by this Agreement.

      4.3 CERTAIN MATTERS RELATING TO THE SHARES. The Seller is the lawful record and beneficial owner of the Shares. The Shares represent all of the interests held by the Seller in ABS and Mills. The Seller owns the Shares free and clear of all Encumbrances. Upon delivery of the Assets, the Buyer will acquire the record, beneficial and legal title to such Assets, free and clear of all Encumbrances. No legend or other preference to any purported Encumbrance appears on any certificate representing the Shares.

      4.4 NO CONFLICT; CONSENTS. To the best knowledge of the Seller, neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will (i) violate any material statute, ordinance, rule, regulation, order or decree of any governmental body applicable to the Seller; or (ii) other than the consent of the members of the Buyer, require any filing with, or permission, consent or approval of, or the giving of any notice to, any person by the Seller other than that certain Pledge Agreement and related agreements for the benefit of Boston Private Bank and the other lenders described therein relating to loans made to Mills (the "Mills Agreements")

      4.5 LITIGATION. There are no actions, suits, or proceedings pending or, to Seller's knowledge, threatened against the Seller at law or in equity or before any governmental body, which if adversely determined would preclude the Contemplated Transactions or have a material adverse effect on the ability of the Buyer to obtain the benefits of the Contemplated Transactions or would have a material adverse effect on the validity or enforceability of this Agreement in accordance with its terms or would adversely affect the ability of the Buyer to consummate the Contemplated Transactions. The Seller is not in default with respect to any order or decree of any court or of any such governmental body which default would have a material adverse effect on the validity or enforceability of this Agreement.

      4.6 CERTAIN MATTERS RELATING TO THE NEW SHARES.

            (a) The Seller is acquiring the New Shares for investment purposes only and not with a view to, or for, distribution, resale or fractionalization thereof, in whole or in part, in each case under circumstances which would require registration thereof under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.

            (b) The Seller acknowledges that no person has been authorized to give any information or to make any representation relating to the New Shares or the Buyer, other than as contained in this Agreement, and, if given or made, information received from any person and any representation, other than as aforesaid, must not be relied upon as having been authorized by the Buyer or any person acting on its behalf.

            (c) The Seller understands that an investment in the New Shares is a speculative investment which involves a high degree of risk of loss of Seller's investment therein. The Seller is able to bear the economic risk of such investment for an indefinite period of time, including the risk of a complete loss of Seller's investment in such securities. The Seller acknowledges that the New Shares have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act or any applicable state securities laws or an exemption from such registration is available and that there are substantial restrictions on the transferability of such securities under the Buyer's operating agreement.

            (d) The Seller acknowledges that it has had a full opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the New Shares and has had full access to such other information concerning the Buyer as it has requested.

            (e) The Seller has been afforded the opportunity to examine all documents related to and, if applicable, executed in connection with, the transactions contemplated hereby, which the Seller or purchaser representatives or advisors, if any, have requested to examine.

      4.7 ACTION OF MANAGER. Seller's manager, IBF Management, Corp., a Delaware corporation (the "Manager") has executed this Agreement. Pursuant to the Seller's operating agreement, as in effect, the concurrence of the Manager is not expressly required to consummate the Contemplated Transactions, but only the concurrence and approval of Members holding a majority of the Membership Interests in the Seller. The Manager, based on factors and analysis that will be described in a statement to be sent to the Members, has executed this Agreement subject to the approval of the requisite vote of the Members in order to permit the Members to make their own decision as to whether to consummate the Contemplated Transactions and shall request that the Members vote whether to approve this Agreement and the sale of the Assets.

5.    REPRESENTATIONS AND WARRANTIES OF BUYER.

      The Buyer hereby represents and warrants to the Seller that:

      5.1 AUTHORITY OF THE BUYER. The Buyer has all necessary rights, powers, authority and capacity to execute and deliver this Agreement and to purchase the Assets and otherwise perform Buyer's obligations hereunder. All action necessary to execute and deliver this Agreement and all documents related thereto or under the Contemplated Transactions necessary to consummate the Contemplated Transactions by the Buyer has been taken by the manager and members, if necessary, of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

      5.2 NO CONFLICT; CONSENTS. To the best knowledge of the Buyer, neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will (i) violate any material statute, ordinance, rule, regulation, order or decree of any governmental body applicable to the Buyer or (ii) other than the consent of the manager of the Buyer, require any filing with, or permission, consent or approval of, or the giving of any notice to, any person, by the Buyer, except no representation or warranty is made as to any requirements under any guaranties by the Buyer of indebtedness.

      5.3 LITIGATION. There are no actions, suits, or proceedings pending or, to Buyer's knowledge, threatened against the Buyer at law or in equity or before any governmental body, which if adversely determined would preclude the Contemplated Transactions or have a material adverse effect on the ability of the Buyer to obtain the benefits of the Contemplated Transactions or would have a material adverse effect on the validity or enforceability of this Agreement in accordance with its terms or would adversely affect the ability of the Buyer to consummate the Contemplated Transactions. The Buyer is not in default with respect to any order or decree of any court or of any such governmental body which default would have a material adverse effect on the validity or enforceability of this Agreement.

      5.4 DISCLOSURES. The Buyer has disclosed to the Seller all information and materials requested to be disclosed by the Seller within the Buyer's knowledge concerning the value of the assets of the Seller. To the Buyer's knowledge, the draft consent solicitation materials, dated February 15, 2005, sets forth what the Seller believes is all material information regarding the value of the shares within the Buyer's knowledge other than information delivered to counsel for the Seller prior to the date thereof, provided there can be no assurance that the Buyer's information is complete and the Buyer undertakes no obligation to update the Seller with any information it receives or discovers subsequent to the date hereof.

6.    FURTHER AGREEMENTS OF THE PARTIES.

      6.1 INFORMATION STATEMENT. As promptly as practical following the date hereof, the Seller shall prepare, with the cooperation of the Buyer and with the special assistance of Buyer's counsel, an information statement (the "Information Statement") and upon approval of such Information Statement by the Buyer, in the Buyer's sole and absolute discretion, shall mail the Information Statement to all of the Members entitled to vote on the Contemplated Transactions under the Seller's Operating Agreement (as defined below) and under Delaware Law. The

Information Statement shall constitute an information statement for solicitation of approval of this Agreement by the Members. Whenever there is brought to the attention of the Seller the occurrence of any event that is required to be set forth in an amendment or supplement to the Information Statement, the Seller shall promptly inform the Buyer of such occurrence and cooperate in mailing, with the special assistance of Buyer's counsel, to the Members, such amendment or supplement which amendment or supplement shall be satisfactory to the Buyer in its sole and absolute discretion. Anything to the contrary contained herein notwithstanding, the Seller shall not include in the Information Statement any information with respect to the Buyer or its affiliates or associates, the form and content of which information shall not have been approved by the Buyer prior to such inclusion.

      6.2 MEETING OF THE MEMBERS OF THE SELLER. As promptly as practicable following the date hereof, the Seller shall have taken, with the cooperation of the Buyer and with the special assistance of Buyer's counsel, all action necessary in accordance with Delaware Law and Seller's operating agreement, dated as of October 1, 2001 (the "Operating Agreement"), by and among the Manager, certain individuals and entities listed as the Members attached thereto and all other persons admitted as Members pursuant to Articles VII and XIV therein, to convene a meeting of the Members or to secure the written consent of the Members. The Seller shall cooperate with the Buyer in order to request that the Members of the Seller execute proxies or written consents in favor of this Agreement. The Seller shall consult with the Buyer regarding the date of the meeting of the Members and shall not postpone or adjourn (other than for the absence of quorum) the meeting of the Members without the consent of the Buyer.

      6.3 CONDUCT OF SELLER'S BUSINESS. The Seller agrees to carry on its business prior to and until the day of Closing in the usual, regular, and ordinary course in substantially the same manner as heretofore conducted. The Seller further agrees to pay debts and taxes when due subject (i) to good faith disputes over such debts or taxes and (ii) the Buyer's consent to the filing of material tax returns (which consent shall not be unreasonably withheld or delayed), to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with it to the end that its goodwill and ongoing businesses shall be unimpaired at or until Closing. The Seller agrees to promptly notify the Buyer of any event or occurrence not in the ordinary course of its business, and of any event which could have a material adverse effect on the Seller.

      6.4 RESTRICTION ON CONDUCT OF SELLER'S BUSINESS. Prior to the Closing, the Seller shall not do, cause or permit any of the following, without the prior written consent of the Buyer:

            (a) Charter Documents. Cause or permit any amendments to Seller's Operating Agreement;

            (b) Dividends; Change in Capital Stock. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its membership interests, or split, combine or reclassify any of its membership interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its membership interests, or repurchase or otherwise acquire, directly or indirectly, any of its membership interests;

            (c) Stock Option Plans, Etc. Accelerate, amend or change the period of exercisability or vesting of options or other rights granted under its stock plans or authorize cash payments in exchange for any options or other rights granted under any of such plans;

            (d) Material Contracts. Enter into any material contract or commitment, or violate, amend or otherwise modify or waive any of the terms of any of its material contracts;

            (e) Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery of sale of, or purchase or propose the purchase of, any membership interests or certificates convertible into, or subscriptions, rights, warrants or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities;

            (f) Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets;

            (g) Indebtedness. Incur any additional indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

            (h)   Leases. Enter into any operating lease;

            (i) Payment of Obligations. Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business other than the payment, discharge or satisfaction of liabilities reflected or reserved against in Seller's financial statements;

            (j) Capital Expenditures. Make any capital expenditures, capital additions or capital improvements;

            (k) Insurance. Materially reduce the amount of any insurance coverage provided by existing insurance policies;

            (l) Termination or Waiver. Terminate or waive any right of substantial value;

            (m) Employee Benefit Plans; New Hires; Pay Increases. Adopt or amend any employee benefit or stock purchase or option plan, except as required under ERISA or except as necessary to maintain the qualified status of such plan under the Internal Revenue Code of 1986, as amended (the "Code"), or hire any new employee, pay any special bonus or special remuneration to any employee or director to increase the salaries or wage rates of its employees;

            (n) Severance Arrangements. Grant any severance or termination pay to any employee;

            (o) Lawsuits. Commence a lawsuit other than for a breach of this Agreement;

            (p) Acquisitions. Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business, taken as a whole;

            (q) Taxes. Make or change any material election in respect of taxes, adopt or change any accounting method in respect of taxes, file any material tax return or any amendment to a material tax return, enter into any closing agreement, settle any claim or assessment in respect to taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes; or

            (r) Other. Take or agree in writing or otherwise to take, any of the actions described in 6.4(a) through (q) above, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder.

        6.5 EXPENSES. All parties to this Agreement shall bear their own respective expenses (including, without limitation, reasonable fees and disbursements of their respective accountants and counsel) incurred in connection with all obligations to be performed by each of them under this Agreement.

      6.6 FURTHER ACTIONS. All parties to this Agreement agree to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate this Agreement and the Contemplated Transactions, including, but not limited to, executing any documents in order to comply with or accommodate, the Mills Agreements.

      6.7 FURTHER ASSURANCES. Following the Closing, each party to this Agreement shall, and shall cause each of their affiliates and associates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the other party, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of this Agreement and the Contemplated Transactions.

      6.8 SELLER EXISTENCE, ETC. (a) Following the Closing, without the express written consent of the Buyer, which consent the Buyer may withhold in its sole and absolute discretion (i) the Seller shall remain in existence, in good standing and in compliance with applicable law and the requirements of the Operating Agreement, until the date of the dissolution of the Buyer, and shall not commence any liquidation or dissolution, or engage in any merger, recapitalization or reorganization or similar transaction; and (ii) the Seller shall not change the identity of the Manager.

            (b) Following the Closing, the Seller shall not, directly or indirectly, distribute to its members, or otherwise sell, transfer or hypothecate the New Shares, or take any other action with respect to the New Shares that has the effect of transferring legal or beneficial ownership of the new Shares or any portion thereof or interest therein. Promptly upon receipt of any distributions made with respect to the New Shares, the Seller shall distribute such amounts received, less any accrued expenses (within the expense limitations permitted by Section 6.8(c), below) of the Seller, to its Members.

            (c) Following the Closing, without the express written consent of the Buyer, which consent the Buyer may withhold in its sole and absolute discretion, the Seller shall not incur any operating or other expenses or liabilities relating to the operation of the Seller following the Closing in excess of $5,000 per calendar year. Following the Closing, without charge to the Seller, the Buyer shall provide, or arrange for the provision at no cost to the Seller, the following services: (i) preparation of tax related forms, returns and documentation (tax returns, K-1's, etc.) reasonably requested by the Seller relating to tax years 2003 and 2004 (but not any services or documentation relating to any audit or tax assessment); (ii) until the dissolution of the Buyer, transfers of distributions to the Members, check signing and other administrative tasks reasonably required for the Seller to function and comply with law, including preparing tax returns, K-1's and similar matters; and (iii) the winding up of the Seller's business and preparation for its dissolution substantially simultaneously with the dissolution of the Buyer.

      6.9 NO ASSUMED LIABILITIES. Seller hereby acknowledges that Buyer is not acquiring any liabilities of Seller.

7.    TERMINATION.

      7.1 TERMINATION PROCEDURES. This Agreement may be terminated before the Closing occurs only as follows:

            (a)   by written agreement of the Seller and the Buyer at any time;

            (b) by the Buyer, by notice to the Seller at any time, if satisfaction of any of the conditions specified in Section 3 becomes impossible and such condition has not been waived by the Buyer;

            (c) by the Seller, by notice to the Buyer at any time, if satisfaction of any of the conditions specified in Section 3 becomes impossible and such condition has not been waived by the Seller; or

            (d) by either party, by notice to the other, if the Closing has not occurred on or before March 31, 2005.

      7.2 EFFECT OF TERMINATION. In the event that this Agreement is terminated pursuant to Section 7.1, this Agreement shall terminate without any liability or further obligation of any party to another, except for the liability for breach of this Agreement.

8.    MISCELLANEOUS.

      8.1 ENTIRE AGREEMENT. This Agreement, together with the releases contemplated to be delivered hereunder, contains, and is intended as, a complete statement of all of the terms and the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters.

      8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to the conflicts of law principle thereof.

      8.3 HEADINGS. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections, Schedules, Annexes and Exhibits are to sections, schedules, annexes and exhibits to this Agreement, unless otherwise indicated.

      8.4 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed given when (a) delivered by hand, (b) transmitted by telecopier (and confirmed by return facsimile), or (c) delivered, if sent by Express Mail, Federal Express or other express delivery service, or registered or certified mail, return receipt requested, to the addressee at the following addresses or telecopier numbers (or to such other addresses, telex number or telecopier number as a party may specify by notice given to the other party pursuant to this provision):

                  If to the Seller:

                  IBF V- Alternative Investment Holdings, LLC
                  1733 Connecticut Avenue N.W.
                  Washington, D.C. 20009
                  Attention:  Simon A. Hershon
                  Telecopier No.: (202) 588-7133

                  If to the Buyer:

                  IBF Fund Liquidating, LLC
                  c/o Arthur Steinberg, not personally but
                    solely in his capacity as Manager
                  Kaye Scholer, LLP
                  425 Park Avenue
                  New York, New York  10022
                  Telecopier No.: (212) 836-8689

                  with a copy to:

                  Kaye Scholer LLP
                  425 Park Avenue
                  New York, New York  10022
                  Attention:  Emanuel Cherney
                  Telecopier No.: (212) 836-8686

      8.5 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other and any attempted assignment without the required consent shall be void.

      8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date and year first above written.

                                 IBF FUND LIQUIDATING, LLC

                                 By: /s/ Arthur J. Steinberg
                                     --------------------------------------
                                     Name: Arthur J. Steinberg, ICA Trustee
                                     Title: Liquidating Agent and Manager

                                 IBF V- ALTERNATIVE INVESTMENT
                                 HOLDINGS, LLC
                                 by IBF MANAGEMENT CORP, as sole Manager

                                 By: /s/ Simon A. Hershon
                                     -----------------------------------
                                     Name: Simon A. Hershon
                                     Title: Chief Executive Officer

                                   SCHEDULE 1

            Membership Interests equal to 1.9339% of the Membership Interests in the Buyer on the date hereof.

                                                                       EXHIBIT A

                   FORM OF RELEASE OF SELLER (BY MR. HERSHON)

            This Release (this "Release") is being executed and delivered in accordance with Sections 2.1(a)(ii) and 3.1(e) of the Asset Purchase Agreement dated February __, 2005 (the "Agreement"), by and among IBF Fund Liquidating, LLC, a Delaware limited liability company, as Buyer, and IBF V-Alternative Investment Holdings, LLC, a Delaware limited liability company, as Seller (the "Releasee") and is executed by Simon A. Hershon, solely in his capacity as an individual (the "Releasor"). Capitalized terms used in this Release without definition have the respective meanings given to them in the Agreement.

            The Releasor acknowledges that execution and delivery of this Release is a condition to the Buyer's obligation to purchase, and to the Seller's obligation to sell, the Assets pursuant to the Agreement, and that the Buyer and the Seller are relying on this Release in consummating such purchase and sale.

            The Releasor, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the Buyer to purchase, and to induce the Releasee to sell, the Assets pursuant to the Agreement and the documents related thereto, hereby agrees as follows:

            The Releasor hereby releases and forever discharges the Releasee and each of the Releasee's respective individual, joint or mutual, past, present and future affiliates, representatives, successors and assigns from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the Releasor now has, has ever had or may hereafter have against the Releasee arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, provided, however, this Release shall not be effective to bar or in any way limit any defenses or set-offs that Releasor may bring against the Releasee, up to, but not exceeding, the amount or amounts claimed by the Releasee, if the Releasee shall make any claims against the Releasor in any legal action.

            Except as expressly set forth in the preceding paragraph, the Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against the Releasee, based upon any matter purported to be released hereby.

            Without in any way limiting any of the rights and remedies otherwise available to the Releasee, the Releasor shall indemnify and hold harmless the Releasee from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Releasor or any of its affiliates (including any person serving as an executor, trustee or similar capacity on behalf of the Releasor), of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against the Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Releasor or any of its affiliates (including any person serving as an executor, trustee or similar capacity on behalf of the Releasor), against such third party of any claims or other matters purported to be released pursuant to this Release.

            If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            This Release may not be changed except in a writing signed by the party against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of New York without regard to principles or conflicts of law.

            All words used in this Release will be construed to be of such gender or number as the circumstances require.

                  (Remainder of Page Intentionally Left Blank)

            IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Release as of this ___ day of _______, 2005.

                                                 RELEASOR

                                                 ______________________________
                                                 Name:
                                                 Title:

                                                 RELEASEE

                                                 ______________________________
                                                 Name:
                                                 Title:

                  (Remainder of Page Intentionally Left Blank)

                                                                       EXHIBIT B

                      FORM OF RELEASE OF BUYER (BY SELLER)

            This Release (this "Release") is being executed and delivered in accordance with Sections 2.2(a)(iii) and 3.2(c) of the Asset Purchase Agreement dated February __, 2005 (the "Agreement"), by and among IBF Fund Liquidating, LLC, a Delaware limited liability company, as Buyer (the "Releasee") and IBF V-Alternative Investment Holdings, LLC, a Delaware limited liability company, as Seller (the "Releasor"). Capitalized terms used in this Release without definition have the respective meanings given to them in the Agreement.

            The Releasor acknowledges that execution and delivery of this Release is a condition to the Releasee's obligation to purchase the Assets pursuant to the Agreement and that the Releasee is relying on this Release in consummating such purchase.

            The Releasor, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the Releasee to purchase the Assets pursuant to the Agreement and the documents related thereto, hereby agrees as follows:

            The Releasor, on behalf of itself and its affiliates (including any person serving as an executor, trustee or similar capacity on behalf of the Releasor), hereby releases and forever discharges the Releasee and each of its respective individual, joint or mutual, past, present and future affiliates, representatives, successors and assigns from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the Releasor or any of its affiliates (including any person serving as an executor, trustee or similar capacity on behalf of the Releasor) now has, has ever had or may hereafter have against the Releasee arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, including, but not limited to, any rights to indemnification or reimbursement from the Releasee, whether pursuant to its operating agreement and whether or not relating to claims pending on, or asserted after, the Closing; provided, however, that nothing contained herein shall operate to release (i) any obligations of the Releasee arising under the Agreement or (ii) any rights to indemnification from the Releasee pursuant to Releasee's operating agreement and to the extent permitted by applicable law, whether or not relating to claims arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing.

            The Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against the Releasee, based upon any matter purported to be released hereby.

            Without in any way limiting any of the rights and remedies otherwise available to the Releasee, the Releasor shall indemnify and hold harmless the Releasee from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Releasor or any of its affiliates (including any person serving as an executor, trustee or similar capacity on behalf of the Releasor), of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against the Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Releasor or any of its affiliates (including any person serving as an executor, trustee or similar capacity on behalf of the Releasor), against such third party of any claims or other matters purported to be released pursuant to this Release.

            If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            This Release may not be changed except in a writing signed by the party against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of New York without regard to principles or conflicts of law.

            All words used in this Release will be construed to be of such gender or number as the circumstances require.

                  (Remainder of Page Intentionally Left Blank)

            IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Release as of this ___ day of ________, 2005.

                                                 RELEASOR

                                                 ______________________________
                                                 Name:
                                                 Title:

                                                 RELEASEE

                                                 ______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT C

                           BILL OF SALE AND ASSIGNMENT

KNOW ALL MEN BY THESE PRESENT:

            Reference is made to that certain Asset Purchase Agreement, dated as of February __, 2005, by and among IBF Fund Liquidating, LLC, a Delaware limited liability company (the "Buyer") and IBF V Alternative Investment Holdings, LLC, a Delaware limited liability company (the "Seller"). All capitalized terms used and not defined herein shall have the same meaning as set forth in the Agreement.

            Seller hereby grants, bargains, sells, transfers, assigns and conveys to Buyer, its successors and assigns, all of Seller's right, title and interest in and to the Assets.

            TO HAVE AND TO HOLD the transferred Assets forever, together with all of the Seller's right, title and interest in such Assets. This Bill of Sale and Assignment is governed by the laws of New York, without regard to the conflicts of law provisions thereof.

            IN WITNESS WHEREOF, the undersigned have duly executed this Bill of Sale and Assignment on behalf of Seller as of the ___ day of ___, 2005.

                                              IBF V ALTERNATIVE INVESTMENT
                                              HOLDINGS, LLC
                                              By: IBF Management Corp., as
                                                  Sole Manager

                                              By:______________________________
                                                  Name:
                                                  Title:

                                      C-1